UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 23, 2008

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AVENUE GROUP, INC.

(Exact name of registrant as specified in its charter)

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Delaware	000-30543	90-0200077
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

405 Lexington Avenue 26th Floor

New York, New York 10174

(Address of Principal Executive Office) (Zip Code)

(888) 612-4188

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 – Securities and Trading Markets

ITEM 3.03.

MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

On March 23, 2008, the board of directors of Avenue Group, Inc. (the “Company”) adopted resolutions (the “Certificate of Designation”) providing for the designation of the Company’s series A preferred stock, $0.001 par value (the “Series A Preferred Stock”).  Holders of the Series A Preferred Stock are entitled, among other things, to (i) ten (10) votes for each share of Series A Preferred Stock owned on the record date for the determination of shareholders entitled to vote, on all matters submitted to the Company’s shareholders, (ii) convert shares of Series A Preferred Stock into fully paid and non-assessable shares of the Company’s common stock, at their option at any time and from time to time beginning from the date of issuance, in an amount equal to two (2) shares of common stock for each one (1) share of Series A Preferred Stock surrendered, and (iii) a preferential payment in cash of $0.0025 per share of Series A Preferred Stock owned, out of assets of the Company legally available therefor upon the liquidation, dissolution or winding up of the business of the Company, whether voluntary or involuntary, before the payment or setting apart for payment of any amount for, or the distribution of any assets of the Company to the holders of (a) any other class or series of capital stock of the Company, the terms of which expressly provide that the holders of Series A Preferred Stock should receive preferential payment with respect to such distribution (to the extent of such preference), and (b) the Company’s common stock.

The forgoing description of the Certificate of Designation is qualified in its entirety by reference to the Certificate of Designation, a copy of which is attached hereto as Exhibit 4.1 and hereby incorporated herein by reference.

Section 5 – Corporate Governance and Management

ITEM 5.02.

DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Directorship and Consulting Agreement – Levi Mochkin

On March 23, 2008, the Company and Ledger Holdings Pty Ltd., a limited liability company formed under the laws of Australia (“Ledger”), executed a directorship and consulting agreement (the “Levi Agreement”), pursuant to which Levi Mochkin, the managing director and beneficial owner of all of the equity interests in Ledger, will continue to serve as the chairman of the Company’s board of directors and its chief executive officer.

Levi Mochkin, who is 46 years old, founded the Company in 1999 and served as its chief executive officer until 2001 and chief executive officer of Avenue Energy, Inc., the Company’s wholly-owned operating subsidiary.  In October 2003 Levi Mochkin returned to serve as the Company’s chief executive officer. For over 22 years, Levi Mochkin has been an executive director of the Ledger Holdings Group, a private company located in Melbourne, Australia. Levi Mochkin is the brother of Mendel Mochkin, the Company’s vice-president.

As compensation for his service as chairman of the Company’s board of directors, the Levi Agreement provides that Levi Mochkin will be paid $5,000 per month.  In addition, an option to purchase 120,000 shares of the Company’s common stock at an exercise price of $0.005 per share will be granted to Ledger.  The option will vest in monthly tranches of 10,000 shares, commencing March 23, 2008, and each 10,000 share tranche will expire on the fifth anniversary of its vesting.

Pursuant to the Levi Agreement, Levi Mochkin will also serve as the Company’s chief executive officer for a two year term, commencing March 23, 2008.  As compensation for his service as the Company’s chief executive officer, the Levi Agreement provides that Levi Mochkin will be paid $25,000 per month.  In addition, 2,400,000 shares of the Company’s common stock and 12,500,000 of the Company’s newly designated Series A Preferred Stock will be issued to Ledger.

The foregoing description of the Levi Agreement is qualified in its entirety by reference to the Levi Agreement, a copy of which is attached hereto as Exhibit 10.24 and hereby incorporated herein by reference.

Directorship and Consulting Agreement – Mendel Mochkin

On March 23, 2008, the Company and MEM Energy Partners, LLC, a limited liability company formed under the laws of Delaware (“MEM”), executed a directorship and consulting agreement (the “Mendel Agreement”), pursuant to which Mendel Mochkin, the managing director and registered owner of all of the equity interests in MEM, was appointed to serve as a member of the Company’s board of directors and an oil and gas and general business consultant to the Company.

Mendel Mochkin, who is 34 years, has served as the Company’s vice-president since June 2005.  Prior to joining the Company, Mendel Mochkin worked as an independent consultant providing investor relations and capital formation advisory services for companies in the energy and technology sectors and was a founder and managing director of a digital media firm based in New York. Mendel Mochkin is the brother of Levi Mochkin.

As compensation for his service as a member of the Company’s board of directors, the Mendel Agreement provides that Mendel Mochkin will be paid $2,500 per month.  In addition, an option to purchase 120,000 shares of the Company’s common stock at an exercise price of $0.005 per share will be granted to MEM.  The option will vest in monthly tranches of 10,000 shares, commencing March 23, 2008, and each 10,000 share tranche will expire on the fifth anniversary of its vesting.

Pursuant to the Mendel Agreement, Mendel Mochkin will also serve as an oil and gas and general business consultant to the Company for a term of one year, commencing March 23, 2008.  As compensation for his service as a consultant, the Mendel Agreement provides that Mendel Mochkin will be paid $8,000 per month.  As a signing bonus, 2,400,000 shares of the Company’s common stock and an option, to purchase 2,400,000 shares of the Company’s common stock at an exercise price of $0.005 per share, will be granted to MEM.  The option will vest in monthly tranches of 200,000 shares, commencing March 23, 2008, and each 200,000 share tranche will expire on the fifth anniversary of its vesting.  In addition, 12,500,000 of the Company’s newly designated Series A Preferred Stock will be issued to MEM.

The foregoing description of the Mendel Agreement is qualified in its entirety by reference to the Mendel Agreement, a copy of which is attached hereto as Exhibit 10.25 and hereby incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

ITEM 9.01.

FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.

Description

4.1

Certificate of Designation, Powers, Preferences and Rights of Series A Preferred Stock.

10.24

Directorship and Consulting Agreement, entered into March 23, 2003, between Avenue Group, Inc. and Ledger Holdings Pty Ltd.

10.25

Directorship and Consulting Agreement, entered into March 23, 2003, between Avenue Group, Inc. and MEM Energy Partners, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 16, 2008

AVENUE GROUP, INC.

By:	/s/ Levi Mochkin
Levi Mochkin President, Chief Executive Officer, Chairman of the Board, and Director (Principal Executive, Financial, and Accounting Officer)